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                                                                      Exhibit E



                             JOINT FILING AGREEMENT


         We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.


                                    FIRST RESERVE CORPORATION



                                    By:      /s/ Thomas R. Denison
                                       -----------------------------------
                                                 Thomas R. Denison
                                                 Managing Director


                                    FIRST RESERVE GP VII, L.P.

                                     By First Reserve Corporation,
                                     as General Partner



                                      By:      /s/ Thomas R. Denison
                                         ---------------------------------
                                                   Thomas R. Denison
                                                   Managing Director


                                    FIRST RESERVE FUND VII, LIMITED PARTNERSHIP

                                     By First Reserve GP VII, L.P.,
                                     as General Partner

                                       By First Reserve Corporation,
                                       as General Partner



                                      By:      /s/ Thomas R. Denison
                                         ---------------------------------
                                                   Thomas R. Denison
                                                   Managing Director



                                             /s/ William E. Macaulay
                                       -----------------------------------
                                                 William E. Macaulay



                                               /s/ John A. Hill
                                       -----------------------------------
                                                   John A. Hill